UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2026
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SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

SPY002 SKYLINE Part A Induction Topline Results

On June 15, 2026, Spyre Therapeutics, Inc. (“Spyre” or the “Company”) issued a press release announcing positive initial 12-week induction topline data from Part A of the Phase 2 SKYLINE trial of SPY002 for the treatment of moderately-to-severely active ulcerative colitis (“UC”).

A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 15, 2026, the Company announced positive initial 12-week induction topline data from Part A of the Phase 2 SKYLINE trial of SPY002 for the treatment of moderately-to-severely active UC.

SPY002 SKYLINE Part A Induction Topline Results

Initial 12-week findings from SKYLINE Part A demonstrated that SPY002 met all key objectives. The study population consisted of 35% advanced therapy-exposed participants with a mean disease duration of 7.0 years, a mean baseline Robarts Histopathology Index (“RHI”) score of 16.9 ± 8.5 (SD), a mean modified Mayo Score (“mMS”) of 6.9 ± 1.0 (SD), and 56% of whom had a baseline endoscopy score of 3.

Efficacy: SPY002 achieved the primary endpoint, demonstrating a statistically significant 10.7-point reduction in RHI score (p<0.0001), robust rates of clinical remission and endoscopic improvement, and a meaningful change in mMS, results that are among the highest reported in UC.

Endpoint (Week 12)	SPY002
Change in RHI from baseline Primary endpoint	-10.7 (p<0.0001)
Clinical remission rate	33%
Endoscopic improvement rate	42%
Change in modified Mayo Score	-3.7

Safety: SPY002 was well tolerated with a safety profile consistent with the TL1A class. There were twenty subjects with treatment-emergent adverse events (“TEAEs”) during the induction treatment period. Two serious adverse events (“SAEs”) were reported, both deemed not drug-related. One case was for hospitalization for exacerbation of UC, the other case was for worsening of heart failure in a subject with a history of heart failure. The most common adverse events (“AEs”) (occurring in ≥ 2 patients) were arthralgia (n=2), hypertension (n=3), nausea (n=2), UC (n=2), and viral respiratory tract infection (n=2).

SPY002 (n=48)
Subjects with any AE (n, %)	20 (41.7%)
Severe (Grade ≥ 3) AE	2 (4.2%)[1,2]
Drug-related AE	3 (6.3%)[3]
AE leading to drug discontinuation	2 (4.2%)[2,4]
SAE	2 (4.2%)[1,2]
Drug-related SAE	0
AEs of special interest	0
Death	0
1Hospitalization for exacerbation of UC in one subject, deemed not drug-related.

2Hospitalization for worsening heart failure in one subject with history of heart failure and atrial fibrillation, who was subsequently diagnosed with worsening of aortic stenosis; deemed not drug-related.

3One case each of nausea, hypertension, and arthralgia.

4Exacerbation of UC, deemed not drug-related.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Press release issued by Spyre Therapeutics, Inc. regarding Data, dated June 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	June 15, 2026	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer